                     [CAPITAL ONE LETTERHEAD APPEARS HERE]



FOR IMMEDIATE RELEASE:                Contact:  Paul Paquin
----------------------                          V.P., Investor Relations
January 22, 1997                                (703) 205-1039

                                                Diana Sun
                                                Director, Media Relations
                                                (703) 205-1184


                      Capital One Reports Record Earnings
                Earnings Per Share Increased 21 Percent in 1996

          FALLS CHURCH, Va. (January 22, 1997) -- Capital One Financial Corporation (NYSE: COF) today announced record earnings for 1996. Earnings were $155.3 million, or $2.30 per share, compared with earnings of $126.5 million, or $1.90 per share, in 1995. For the fourth quarter 1996, earnings were $40.3 million, or $.60 per share, versus earnings of $38.8 million, or $.58 per share for the third quarter of 1996 and $37.8 million, or $.57 per share, for the comparable period in the prior year.

          "We are pleased with our success in delivering earnings growth and return on equity in excess of 20 percent," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "We continue to see the successes of our information-based strategy in the company's revenue power, which allows us to maintain our margins in a softening consumer credit environment. We believe that our strategy of delivering customized products and services will continue to provide strong results."

          For the year, the Company increased managed receivables by $2.4 billion, or 23 percent, and added 2.4 million net new accounts, a 40 percent increase over 1995. During the fourth quarter, Capital One increased its managed portfolio by $663 million to $12.8 billion in outstanding receivables and added 354,000 net new accounts, bringing the total number of accounts to 8.6 million. Revenue for the year, defined as managed net interest income and non-interest income, rose to almost $1.5 billion, a 63 percent increase from revenues of $906 million in 1995. For the fourth quarter, total revenue rose to $437 million versus $401 million in the third quarter and $264 million for the comparable period in the prior year.

          "By all measures, we had another solid year of growth," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "Our 1996 account growth, managed loan growth

                                    -more-

Capital One Reports 1996 Earnings/Page 2


and revenue growth led to record profits. Our associates continue to harness the information-based strategy to build the platform for future growth."

          Managed net interest margin for the full year 1996 increased by 188 basis points to 8.16 percent from 6.28 percent in the prior year. The fourth quarter managed net interest margin declined slightly to 8.29 percent from 8.35 percent in the third quarter; this compares to 6.49 percent for the comparable period of 1995.

          Managed non-interest income for 1996 increased by 67 percent to $460.5 million from $276.3 million in 1995. Managed non-interest income increased to $154.3 million in the fourth quarter from $133.4 million in the third quarter of 1996 and $76.8 million in the comparable quarter in 1995.

          The managed net charge-off rate for 1996 was 4.24 percent compared to
2.25 percent for 1995. The managed net charge-off rate increased to 5.11 percent in the fourth quarter versus 4.19 percent in the third quarter. The year-end managed delinquency rate increased to 6.42 percent versus 5.31 percent at September 30, 1996 and 4.20 percent at December 31, 1995. These increases are due to continued softening of consumer credit, an ongoing shift in the product mix to higher-yielding products for underserved segments and slower portfolio growth.

          Solicitation (marketing) expense for 1996 increased to a record $206.6 million, up 41 percent from $146.8 million in 1995. Fourth quarter solicitation expense of $52.2 million represents the second largest quarterly marketing level to date. This amount compares to $60.2 million in the third quarter of 1996 and $37.3 million in the comparable period of the prior year.

          The allowance for loan losses was increased by $26.0 million during the fourth quarter and as a percentage of on-balance sheet receivables was 2.73 percent at year-end. Capital ratios were strong at quarter-end at 11.45 percent of reported assets and 4.96 percent of managed assets.

          Headquartered in Falls Church, Virginia, Capital One Financial Corporation is a financial services company whose principal subsidiaries, Capital One Bank, and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 8.6 million customers and $12.8 billion in managed loans outstanding at December 31, 1996, and are among the largest providers of MasterCard and Visa credit cards in the United States.

                                      ###

[Note: This release and financial statements are available on the Internet on Capital One's home page (address: http://www.capitalone.com). Click on "Financial Information" to view/download the release and financial information.]

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)


                                                       December 31    September 30   December 31
                                                          1996           1996           1995
                                                       -----------    ------------   ------------
ASSETS
Cash and due from banks                                $    48,724    $   155,474    $    51,680
Federal funds sold                                         450,000        250,000        465,000
Interest-bearing deposits at other banks                    30,252        376,050        355,780
                                                       -----------    -----------    -----------
    Cash and cash equivalents                              528,976        781,524        872,460
Securities available for sale                              865,001        684,989        413,016
Consumer loans held for securitization                                  1,300,000        400,000
Consumer loans                                           4,343,902      3,162,008      2,521,679
Less:  Allowance for loan losses                          (118,500)       (92,500)       (72,000)
                                                       -----------    -----------    -----------
    Net loans                                            4,225,402      3,069,508      2,449,679
Premises and equipment, net                                174,661        164,630        139,074
Interest receivable                                         78,590         40,694         55,573
Accounts receivable from securitizations                   502,520        483,239        359,379
Other assets                                                92,295         68,510         70,140
                                                       -----------    -----------    -----------
    Total assets                                       $ 6,467,445    $ 6,593,094    $ 4,759,321
                                                       ===========    ===========    ===========

LIABILITIES
Interest-bearing deposits                              $   943,022    $ 1,294,695    $   696,037
Other short-term borrowings                                530,983        716,492        809,803
Senior notes                                             3,694,237      3,363,123      2,491,869
Deposit notes                                              299,996        299,996
Interest payable                                            80,362         56,696         73,931
Other liabilities                                          178,454        160,813         88,490
                                                       -----------    -----------    -----------
    Total liabilities                                    5,727,054      5,891,815      4,160,130

STOCKHOLDERS' EQUITY
Common stock                                                   663            663            662
Paid-in capital, net                                       481,383        476,921        469,830
Retained earnings                                          258,345        223,695        128,699
                                                       -----------    -----------    -----------
    Total stockholders' equity                             740,391        701,279        599,191
                                                       -----------    -----------    -----------
    Total liabilities and stockholders' equity         $ 6,467,445    $ 6,593,094    $ 4,759,321
                                                       ===========    ===========    ===========

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)


                                                                     Three Months Ended                    Year Ended
                                                         December 31    September 30   December 31         December 31
                                                             1996           1996         1995             1996      1995
                                                        ------------------------------------------     ----------------------
Interest income:
  Consumer loans, including fees                        $    183,981 $       170,593 $  115,806         $ 592,088 $ 397,654
  Federal funds sold                                           4,944           3,885      7,532            21,293    26,832
  Other                                                       12,428          13,757     11,659            47,102    32,923
                                                        ------------------------------------------     ----------------------
    Total interest income                                    201,353         188,235    134,997           660,483   457,409
Interest expense:
  Deposits                                                    16,129          16,569     13,254            56,272    49,547
  Other short-term borrowings                                  7,059           7,535     14,142            28,509    66,214
  Senior and deposit notes                                    64,596          57,477     42,545           210,218   133,635
                                                        ------------------------------------------     ----------------------
    Total interest expense                                    87,784          81,581     69,941           294,999   249,396
                                                        ------------------------------------------     ----------------------
Net interest income                                          113,569         106,654     65,056           365,484   208,013
Provision for loan losses                                     63,035          53,933     21,347           167,246    65,895
                                                        ------------------------------------------     ----------------------
Net interest income after provision for loan losses           50,534          52,721     43,709           198,238   142,118
Non-interest income:
  Servicing income                                           112,983         109,549    110,439           459,833   409,927
  Service charges                                             77,347          72,983     25,213           218,988    86,029
  Interchange                                                 14,135          14,847      9,805            51,399    33,457
  Other                                                       10,496           9,337      5,777            33,204    23,630
                                                        ------------------------------------------     ----------------------
    Total non-interest income                                214,961         206,716    151,234           763,424   553,043
Non-interest expense:
  Salaries and associate benefits                             63,662          57,562     37,743           215,155   135,833
  Solicitation                                                52,186          60,177     37,336           206,620   146,810
  Communications and data processing                          21,771          20,251     14,595            76,841    61,508
  Supplies and equipment                                      17,784          15,486     12,368            60,053    42,081
  Occupancy                                                    7,619           5,692      3,843            22,330    13,655
  Other                                                       37,553          37,655     29,949           132,183    97,543
                                                        ------------------------------------------     ----------------------
    Total non-interest expense                               200,575         196,823    135,834           713,182   497,430
                                                        ------------------------------------------     ----------------------
Income before income taxes                                    64,920          62,614     59,109           248,480   197,731
Income taxes                                                  24,670          23,793     21,301            93,213    71,220
                                                        ------------------------------------------     ----------------------
Net income                                              $     40,250 $        38,821 $   37,808         $ 155,267 $ 126,511
                                                        ==========================================     ======================
Earnings per share                                      $         .60 $           .58 $      .57         $    2.30 $    1.90
                                                        ==========================================     ======================
Dividends paid per share                                $         .08 $           .08 $      .08         $     .32 $     .24
                                                        ==========================================     ======================

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)

Managed (1)                                         Quarter Ended 12/31/96             Quarter Ended 9/30/96
                                             -----------------------------------  -------------------------------
                                                  Average      Income/   Yield/     Average      Income/  Yield/
                                                  Balance      Expense    Rate      Balance      Expense   Rate
                                                  -------      -------    ----      -------      -------   ----
Assets:
Earning assets
  Consumer loans                             $     12,471,141  $ 464,469  14.90% $  11,581,054  $ 438,280 15.14%
  Federal funds sold                                  365,112      4,944   5.42%       281,598      3,685  5.52%
  Other securities                                    799,039     12,428   6.22%       946,156     13,757  5.82%
                                             ----------------------------------- --------------------------------
    Total earning assets                           13,635,292    481,841  14.14%    12,808,810    455,922 14.24%

Cash and due from banks                                60,715                           30,405
Allowance for loan losses                            (105,497)                         (80,830)
Premises and equipment, net                           170,127                          160,140
Other assets                                          698,346                          799,109

                                             -----------------                   --------------
    Total assets                             $     14,458,983                    $  13,717,634
                                             =================                   ==============

Liabilities and Equity:
Interest-bearing liabilities
  Deposits                                   $      1,298,103  $  16,129   4.97% $   1,234,066  $  16,569  5.37%
  Other short-term borrowings                         471,708      7,059   5.99%       465,596      7,535  6.47%
  Senior and deposit notes                          3,842,830     64,596   6.72%     3,434,769     57,477  6.69%
  Securitization liability                          7,823,379    111,421   5.70%     7,625,933    107,107  5.62%
                                             ----------------------------------- --------------------------------
    Total interest-bearing liabilities             13,436,020    199,205   5.93%    12,760,364    188,688  5.91%
Other liabilities                                     289,567                          259,028

                                             -----------------                   --------------
    Total liabilities                              13,725,587                       13,019,392

Equity                                                733,396                          698,242

                                             -----------------                   --------------
    Total liabilities and equity             $     14,458,983                    $  13,717,634
                                             =================                   ==============
                                                                         --------                        --------
Net interest spread                                                        8.21%                           8.33%
                                                                         ========                        ========

Interest income to average earning assets                                 14.14%                          14.24%
Interest expense to average earning assets                                 5.85%                           5.89%

                                                                         --------                        --------
Net interest margin                                                        8.29%                           8.35%
                                                                         ========                        ========


                                                     Quarter Ended 12/31/95
                                             ------------------------------------
                                                  Average      Income/   Yield/
                                                  Balance      Expense    Rate
                                                  -------      -------    ----
Assets:
Earning assets
  Consumer loans                              $ 10,275,160   $  343,509   13.37%
  Federal funds sold                               515,513        7,532    5.84%
  Other securities                                 732,182       11,659    6.37%
                                             ------------------------------------
    Total earning assets                        11,522,852      362,700   12.59%

Cash and due from banks                             21,840
Allowance for loan losses                          (74,087)
Premises and equipment, net                        152,790
Other assets                                       528,910

                                             --------------
    Total assets                             $  12,152,308
                                             ==============

Liabilities and Equity:
Interest-bearing liabilities
  Deposits                                   $     842,472   $   13,254    6.29%
  Other short-term borrowings                      935,098       14,142    6.05%
  Senior and deposit notes                       2,491,868       42,545    6.83%
  Securitization liability                       7,108,769      105,873    5.96%
                                             ------------------------------------
    Total interest-bearing liabilities          11,378,207      175,814    6.18%
Other liabilities                                  183,018

                                             --------------
    Total liabilities                           11,561,225

Equity                                             591,083

                                             --------------
    Total liabilities and equity             $  12,152,308
                                             ==============
                                                                         --------
Net interest spread                                                        6.41%
                                                                         ========

Interest income to average earning assets                                 12.59%
Interest expense to average earning assets                                 6.10%

                                                                         --------
Net interest margin                                                        6.49%
                                                                         ========

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)


Reported                                                Quarter Ended 12/31/96                     Quarter Ended 9/30/96
                                       ---------------------------------------------   ---------------------------------------------
                                            Average        Income/       Yield/            Average       Income/        Yield/
                                            Balance        Expense        Rate             Balance       Expense         Rate
                                            -------        -------        ----             -------       -------         ----
Assets:
Earning assets
      Consumer loans                    $    4,647,762   $   183,981      15.83%        $   3,955,121   $   170,593      17.25%
      Federal funds sold                       365,112         4,944       5.42%              281,598         3,885       5.52%
      Other securities                         799,039        12,428       6.22%              946,158        13,757       5.82%
                                       ---------------------------------------------   ---------------------------------------------
             Total earning assets            5,811,913       201,353      13.86%            5,182,877       188,235      14.53%

Cash and due from banks                         60,715                                         30,405
Allowance for loan losses                     (105,497)                                       (80,830)
Premises and equipment, net                    170,127                                        160,140
Other assets                                   698,346                                        799,109
                                       ----------------                                ---------------
             Total assets               $    6,635,604                                  $   6,091,701
                                       ================                                ===============
Liabilities and Equity:
Interest-bearing liabilities
      Deposits                          $    1,298,103   $    16,129       4.97%        $   1,234,066   $    16,569        5.37%
      Other short-term borrowings              471,708         7,059       5.99%              465,596         7,535        6.47%
      Senior and deposit notes               3,842,830        64,596       6.72%            3,434,769        57,477        6.69%
                                       ---------------------------------------------   ---------------------------------------------
       Total interest-bearing liabilities    5,612,641        87,784       6.26%            5,134,431        81,581        6.36%
Other liabilities                              289,567                                        259,028

                                       ----------------                                ---------------
             Total liabilities               5,902,208                                      5,393,459

Equity                                         733,396                                        698,242
                                       ----------------                                ---------------
       Total liabilities and equity     $    6,635,604                                  $   6,091,701
                                       ================                                ===============
                                                                         --------                                        --------
Net interest spread                                                        7.60%                                           8.17%
                                                                         ========                                        ========
Interest income to average earning assets                                 13.86%                                          14.53%
Interest expense to average earning assets                                 6.04%                                           6.30%
                                                                         --------                                        --------
Net interest margin                                                        7.82%                                           8.23%
                                                                         ========                                        ========

                                                 Quarter Ended 12/31/95
                                       ---------------------------------------------
                                           Average       Income/         Yield/
                                           Balance       Expense          Rate
                                           -------       -------          ----
Assets:
Earning assets
      Consumer loans                    $    3,166,392   $   115,806      14.63%
      Federal funds sold                       515,513         7,532       5.84%
      Other securities                         732,182        11,659       6.37%
                                       ---------------------------------------------
             Total earning assets            4,414,087       134,997      12.23%

Cash and due from banks                         21,840
Allowance for loan losses                      (74,087)
Premises and equipment, net                    152,790
Other assets                                   528,909

                                       ----------------
             Total assets               $    5,043,539
                                       ================
Liabilities and Equity:
Interest-bearing liabilities
      Deposits                          $      842,472   $    13,254       6.29%
      Other short-term borrowings              935,098        14,142       6.05%
      Senior and deposit notes               2,491,868        42,545       6.83%
                                       ----------------------------------------------
      Total interest-bearing liabilities     4,269,438        69,941       6.55%
Other liabilities                              183,018
                                       ----------------
         Total liabilities                   4,452,456

Equity                                         591,083
                                       ----------------
         Total liabilities and equity   $    5,043,539
                                       ================
                                                                         --------
Net interest spread                                                        5.68%
                                                                         ========
Interest income to average earning assets                                 12.23%
Interest expense to average earning assets                                 6.33%
                                                                         --------
Net interest margin                                                        5.90%
                                                                         ========